INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Millions, $ in Millions	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Profit or loss [abstract]
Net revenue	$ 1,585	$ 1,549
Cost of revenue	1,230	1,156
Gross profit	355	393
Research and development expenses	127	124
Selling, general and administrative expenses and other	77	122
Operating expenses	204	246
Income from operations	151	147
Finance income (expense) net	14	10
Other income (expense), net	30	(2)
Income before income taxes	195	155
Income tax (expense) benefit	16	(21)
Net income	211	134
Attributable to:
Shareholders of GLOBALFOUNDRIES Inc.	210	133
Non-controlling interests	1	1
Net income	$ 211	$ 134
Net earnings per share attributable to the equity holders of the Company:
Basic (in USD per share)	$ 0.38	$ 0.24
Diluted (in USD per share)	$ 0.38	$ 0.24
Weighted average common shares outstanding:
Basic (in shares)	554	555
Diluted (in shares)	557	558